UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 16, 2006

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (612) 304-6073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 16, 2006, Target Corporation issued a News Release containing its financial results for the fiscal year ended January 28, 2006.  The News Release is attached hereto as Exhibit 99. Forward-looking statements in this release should be considered in conjunction with the cautionary statements in Exhibit (99)C to Target Corporation’s 2005 Third Quarter Form 10-Q.

Item 8.01.	Other Events.

On February 16, 2006, Target Corporation issued a News Release containing its financial results for the fiscal year ended January 28, 2006.  The News Release is attached hereto as Exhibit 99. Forward-looking statements in this release should be considered in conjunction with the cautionary statements in Exhibit (99)C to Target Corporation’s 2005 Third Quarter Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits.

		(99).	Target Corporation’s News Release dated February 16, 2006 containing its financial results for the fiscal year ended January 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: February 16, 2006	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(99).	Target Corporation’s News Release dated February 16, 2006 containing its financial results for the fiscal year ended January 28, 2006.	Filed Electronically